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                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Auditors and Counsel" and "Financial Statements" and to the incorporation by reference of our report dated November 6, 1998 in this Registration Statement (Form N-1A No. 2-98681) of SG Cowen Standby Tax-Exempt Reserve Fund, Inc.



                                          /s/ Ernst & Young LLP

                                          ERNST & YOUNG LLP

New York, New York
November 30, 1998